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                                                                   EXHIBIT 10.20




        AMENDMENT NO. 4 dated as of February 6, 2002 to the Credit, Security, Guaranty and Pledge Agreement dated as of September 25, 2000 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the "Borrowers"), the Guarantors named therein, the Lenders referred to therein, The Chase Manhattan Bank, as Administrative Agent and as Issuing Bank for the Lenders (the "Agent"), National Bank of Canada as Canadian Facility Agent and Dresdner Bank AG as Syndication Agent (as the same may be amended, supplemented or otherwise modified, the "Credit Agreement").

                             INTRODUCTORY STATEMENT

      The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

      The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

      Therefore, the parties hereto hereby agree as follows:

      Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

      Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

      (A) The definition of "Eligible Library Amount" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following at the end thereof:

          "and (iv) the Eligible Library Amount may be adjusted in accordance with the terms of Section 5.25 of this Credit Agreement."

      (B) The definition of "Print and Advertising Expenditures" appearing in
Article 1 of the Credit Agreement is hereby deleted in its entirety.

      (C) The definition of "Unrecouped Print and Advertising Expenses" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Unrecouped Print and Advertising Expenses" shall mean with respect to an item of Product produced for domestic theatrical release, the amount, if any, by which (a) print and advertising expenses exceeds the sum of (i) total receipts from all domestic media and markets plus (ii) receipts from all media and markets other than domestic media and markets after recoupment of negative costs."

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      (D) Section 5.1(a) is hereby amended by deleting the words "one hundred and twenty (120)" and inserting in lieu thereof, "one hundred (100)".

      (E) Section 5.1(b) is hereby amended by deleting the words "sixty (60)" and inserting in lieu thereof "fifty-five (55)".

      (F) Section 5.1(c) of the Credit Agreement is hereby amended by adding the following clauses (iv), (v), (vi) and (vii) at the end thereof:

      "(iv) setting forth the actual sources and uses of cash by LGEC and its Consolidated Subsidiaries on a business segment by business segment basis for the reporting period covered by such statements, with an explanation of the variations from projections delivered in the previous year."

      "(v) setting forth for each of the next four quarters all projected payments to be made by any Credit Parties of minimum guarantees and other Off-Balance Sheet Commitments."

      "(vi) setting forth a schedule of all feature film, television and video product released during the reporting period covered by such statements with actual print and advertising expenses and budget for each such feature film, television and video product, to the extent applicable and"

      "(vii) setting forth a schedule of all feature film, television and video product to be released during the current and the next three quarters with estimated release date, budget, and print and advertising expenses, to the extent applicable."

      (G) Section 5.1(h) is hereby amended in its entirety to read as follows:
"not later than January 31, 2002 and thereafter each January 31st, the calculation of the Eligible Library Amount computed as of the last Business Day of September of the prior fiscal year".

      (H) Article 5 is hereby amended by adding a new Section 5.25 at the end thereof to read as follows:

      "SECTION 5.25. Interim Library Valuation. Allow an independent consultant selected by the Agent to conduct a quarterly variance analysis comparing projections to actual performance on twenty (20) library titles to be chosen by Agent. If such quarterly variance analysis indicates that the actual performance is greater than ten percent (10%) less than projected for such titles, the Agent may require a recalculation of the Eligible Library Amount."

      (I) Section 6.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

      "SECTION 6.19. Fixed Charges Coverage Ratio. For each rolling four quarter period, permit the ratio (the "Fixed Charges Coverage Ratio") of (i) the sum of EBIT plus amortization of goodwill and capitalized financing costs plus thirty percent (30%) of print and advertising expenses for such period minus


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      Unrecouped Print and Advertising Expenses for any motion picture for which the second anniversary of its theatrical release occurred during such period to (ii) the sum of Total Interest (excluding non-cash interest expense) plus dividends actually paid (other than dividends consisting of shares of common stock in LGEC or Permitted Preferred Stock) to be below
      2.25 to 1."

      (J) Section 6.25 of the Credit Agreement is hereby deleted in its entirety.

      Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

      (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders;

      (B) the receipt by the Agent of all fees as set forth in Section 5 of this Amendment;

      (C) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and

      (D) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius, counsel for the Agent.

      Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

      (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

      (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

      Section 5. Fees. The Borrowers agree to pay the Agent for the account of each of the Lenders who executes this Amendment on or before February 13, 2002, a fee equal to 0.25% of the aggregate Commitment of each such Lender under the Credit Agreement.

      Section 6. Further Assurances. At any time and from time to time, upon the Agent's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

      Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

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      Section 8. Full Force and Effect. Except as expressly amended hereby, the
Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

      Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

      Section 11. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

      Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

      IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

                                   BORROWERS:

                                   LIONS GATE ENTERTAINMENT CORP.
                                   LIONS GATE ENTERTAINMENT INC.


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   GUARANTORS:

                                   LIONS GATE FILMS CORP.
                                   LIONS GATE FILMS INC.
                                   AVALANCHE HOME ENTERTAINMENT LLC.
                                   LIONS GATE MUSIC CORP.
                                   LIONS GATE FILMS PRODUCTION CORP./
                                   PRODUCTIONS FILMS LIONS GATE S.A.R.F.
                                   LIONS GATE TELEVISION CORP.
                                   569147 B.C. LIMITED


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                                   408376 B.C. LIMITED
                                   LIONS GATE STUDIO MANAGEMENT LTD.
                                   LIONS GATE TELEVISION INC.
                                   LGE MERGER SUB INC.
                                   CINEPIX FILMS INC./FILMS CINEPIX INC.
                                   CINEPIX ANIMATION INC./ANIMATION CINEPIX INC. PRISONER OF LOVE PRODUCTIONS CORP.
                                   PSYCHO PRODUCTIONS SERVICES CORP.
                                   AM PSYCHO PRODUCTIONS, INC.
                                   SHUTTERSPEED PRODUCTIONS CORP.
                                   HIGHER GROUND PRODUCTIONS CORP.
                                   M WAYS PRODUCTIONS CORP.
                                   HIGH CONCEPT PRODUCTIONS INC.
                                   LG PICTURES INC.
                                   TRIMARK PICTURES, INC.
                                      TRIMARK HOLDINGS, INC.
                                   CIVIL PRODUCTIONS, INC.
                                   TRIMARK TELEVISION INC.
                                   TRIMARK MUSIC, INC.
                                   FRAILTY PRODUCTIONS, INC.
                                   DEAD ZONE PRODUCTIONS CORP.
                                   TERRESTRIAL PRODUCTIONS CORP.
                                   TRACKER PRODUCTIONS CORP.
                                   VOID PRODUCTIONS CORP.
                                   PRESSURE PRODUCTIONS CORP.
                                   MONSTER PRODUCTIONS, INC.
                                   PROFILER PRODUCTIONS CORP.
                                   THE WASH, LLC
                                   CBV, INC.


                                   By:__________________________________________
                                      Name:
                                      Title:



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                                   LENDERS:

                                   JPMORGAN CHASE BANK,
                                   individually and as Administrative Agent


                                   By:__________________________________________
                                      Name:
                                      Title:


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                                   NATIONAL BANK OF CANADA
                                   individually and as Canadian Agent


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   DRESDNER KLEINWORT BENSON BANK AG


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   UNION BANK OF CALIFORNIA


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   BNP-PARIBAS


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   WESTDEUTSCHE LANDESBANK


                                   By:__________________________________________
                                      Name:
                                      Title:



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                                   THE BANK OF NOVA SCOTIA


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   FLEETBOSTON FINANCIAL


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   U.S. BANK


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   VEREINS-UND WESTBANK AG


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   BANQUE INTERNATIONALE A LUXEMBOURG


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   THE FUJI BANK LTD.


                                   By:__________________________________________
                                      Name:
                                      Title:


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                                   ISRAEL DISCOUNT BANK OF NEW YORK


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   NATEXIS BANQUE-BFCE


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   FAR EAST NATIONAL BANK


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   COMERICA BANK


                                   By:__________________________________________
                                      Name:
                                      Title:



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